Exhibit 10.1
Execution Version

COMMITMENT INCREASE AGREEMENT
THIS COMMITMENT INCREASE AGREEMENT, effective as of December 20, 2018 (this “Agreement”), is by and among GRIFFIN-AMERICAN HEALTHCARE REIT III HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), GRIFFIN-AMERICAN HEALTHCARE REIT III, INC., a Maryland corporation (the “Parent”), the Subsidiary Guarantors identified on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent and the Increasing Lender.
W I T N E S E T H
WHEREAS, a $550,000,000 (which amount may be increased to the amount of $1,000,000,000) credit facility consisting of (a) a revolving credit facility in an amount of Three Hundred Million Dollars ($300,000,000) (the “Revolving Credit Facility”) and (b) a term loan facility in the amount of Two Hundred and Fifty Million Dollars ($250,000,000) (the “Term Loan Facility” and together with the Revolving Credit Facility, the “Credit Facilities”) was established pursuant to that Credit Agreement dated as of February 3, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Parent, certain subsidiaries of the Parent identified therein as Guarantors, the Lenders identified therein, Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer, and KeyBank, National Association, as a Swing Line Lender and an L/C Issuer; and
WHEREAS, the Borrower has requested an increase in the Revolving Credit Facility in an aggregate amount equal to $25,000,000 pursuant to the provisions of Section 2.01(e) of the Credit Agreement (the “Commitment Increase”) and the applicable Lender party to this Agreement (the “Increasing Lender”) has agreed to provide such Commitment Increase on the terms and conditions provided herein.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1    Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART 2
SUPPLEMENT TO SCHEDULES TO
CREDIT AGREEMENT

SUBPART 2.1 Schedule 2.01 to the Credit Agreement is hereby supplemented and replaced in its entirety in the form attached hereto as Annex I.
SUBPART 2.2 Schedule 5.10 to the Credit Agreement is hereby supplemented and replaced in its entirety in the form attached hereto as Annex II.
SUBPART 2.3 Schedule 5.11 to the Credit Agreement is hereby supplemented and replaced in its entirety in the form attached hereto as Annex III.
PART 3
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1    Commitment Increase Effective Date. This Agreement shall be and become effective as of the date hereof (the “Commitment Increase Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied.

SUBPART 3.2        Execution of Counterparts of Agreement. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message or other electronic imaging means, satisfactory to the Administrative Agent) of this Agreement, which collectively shall have been duly executed on behalf of the Borrower, the Parent, the Subsidiary Guarantors, the Increasing Lender and the Administrative Agent.

SUBPART 3.3    Execution of Notes. The Administrative Agent shall have received new or amended and restated Notes (to the extent requested by the Increasing Lender) duly executed by the Borrower to reflect the Commitment Increase hereunder.
SUBPART 3.4    Opinions of Counsel. The Administrative Agent shall have received opinions of counsel, in form and substance reasonably satisfactory to the Administrative Agent, of (i) Cox, Castle & Nicholson LLP, special New York and Delaware counsel for the Credit Parties and (ii) Venable LLP, special local counsel for the Credit Parties for the state of Maryland, in each case addressed to the Administrative Agent and the Lenders.
SUBPART 3.5    Officer’s Certificates. The Administrative Agent shall have received certificates of responsible officers or directors (as appropriate based on the applicable jurisdiction of organization) of the Credit Parties (i) attaching copies of the Organization Documents certified by a secretary or assistant secretary to be true and correct as of the date hereof (or, if such Organization Documents have not been amended, modified or supplemented since such Organization Documents were last certified and delivered to the Administrative Agent, certifying that such Organization Documents have not been amended, modified or supplemented since such delivery and remain true, correct and complete and in full force and effect as of the date hereof), (ii) attaching copies of the resolutions of its board of directors or managers (or analogous governing body) approving and adopting the transactions contemplated by this Agreement, and authorizing the execution and delivery thereof (which in each case may be included in the resolutions approving the Credit Agreement and the transactions contemplated thereby), certified by a secretary or assistant secretary to be true and correct as of the date hereof; (iii) attaching an incumbency certification identifying the responsible officers that are authorized to execute this Agreement and related documents and to act on their behalf in connection with this Agreement and the Credit Documents, and (iv)  certifying that (A) each Credit Party is in compliance in all material respects with all existing financial obligations (whether pursuant to the terms and conditions of the Credit Agreement or otherwise), (B) all governmental, stockholder and third party consents and approvals, if any, with respect to this Agreement and the transactions contemplated hereby have been obtained, (C) no action, suit, investigation or proceeding is pending, or to the knowledge of the Credit Parties threatened, in any court or before any arbitrator or governmental instrumentality that purports to affect any Consolidated Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, (D) immediately prior to and following the transactions contemplated herein, each of the Credit Parties shall be Solvent, and (E) before and after giving effect to such Commitment Increase, (I) no Default or Event of Default shall exist immediately before or immediately after giving effect to this Agreement and the Commitment Increase hereunder and (II) the representations and warranties of each Credit Party contained in Article V of the Credit Agreement or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty was true and correct in all respects) as of such earlier date.
SUBPART 3.6     KYC. Receipt by the Administrative Agent of, at least five days prior to the Commitment Increase Effective Date, all documentation and other information requested by the Administrative Agent under applicable “know your customer” or anti‑money laundering rules, regulations or policies, including the Patriot Act.
SUBPART 3.7    Fees and Expenses. Payment by the Credit Parties to the Administrative Agent of all fees and expenses relating to the preparation, execution and delivery of this Agreement which are due and payable on the Commitment Increase Effective Date.

PART 4
MISCELLANEOUS

SUBPART 4.1 Construction. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SUBPART 4.2 Representations and Warranties. Each Credit Party hereby represents and warrants that it: (a) has the requisite corporate power and authority to execute, deliver and perform this Agreement, and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (c) after giving effect to this Agreement, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Agreement as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof upon giving effect to this Agreement.

SUBPART 4.3 Increasing Lender Acknowledgment and Agreement. The Increasing Lender acknowledges and agrees to an increase in its respective Revolving Commitment as shown on Schedule 2.01, as revised and attached hereto as Annex I.

SUBPART 4.4 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed original counterpart of this Agreement.

SUBPART 4.5 Binding Effect. This Agreement, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Agreement, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 4.6 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 4.7 Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

SUBPART 4.8 Affirmation. Except as specifically amended above, the Credit Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Credit Parties. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement, as otherwise waived, consented to and amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lenders’ part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

SUBPART 4.9 No Waiver. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of any Credit Document or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Except as otherwise provided for in this Agreement, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Documents or any of Lenders’ rights and remedies in respect of such Defaults or Events of Default.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	GRIFFIN-AMERICAN HEALTHCARE REIT III HOLDINGS, LP, a Delaware limited partnership

	By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

		By:	/s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

PARENT:	GRIFFIN-AMERICAN HEALTHCARE REIT III, INC., a Maryland corporation

	By:	/s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

[Signature Page to Commitment Increase Agreement]

SUBSIDIARY GUARANTORS:
GAHC3 LITHONIA GA MOB, LLC,
GAHC3 STOCKBRIDGE GA MOB, LLC,
GAHC3 STOCKBRIDGE GA MOB II, LLC,
GAHC3 STOCKBRIDGE GA MOB III, LLC,
GAHC3 ACWORTH GA MOB, LLC,
GAHC3 LEE’S SUMMIT MO MOB, LLC,
GAHC3 WICHITA KS MOB, LLC,
GAHC3 MOUNT DORA FL MOB II, LLC,
GAHC3 MT. JULIET TN MOB, LLC,
GAHC3 HOMEWOOD AL MOB, LLC,
GAHC3 GLEN BURNIE MD MOB, LLC,
GAHC3 MARIETTA GA MOB, LLC,
GAHC3 MARIETTA GA MOB II, LLC,
GAHC3 NAPA MEDICAL CENTER, LLC,
GAHC3 CHESTERFIELD CORPORATE PLAZA, LLC,
GAHC3 SOUTHLAKE TX HOSPITAL, LLC,
GAHC3 VOORHEES NJ MOB, LLC,
GAHC3 PREMIER NOVI MI MOB, LLC,
GAHC3 WASHINGTON DC SNF, LLC,
GAHC3 JOPLIN MO MOB, LLC,
GAHC3 AUSTELL GA MOB, LLC,
GAHC3 MIDDLETOWN OH MOB, LLC,
GAHC3 MIDDLETOWN OH MOB II, LLC,
GAHC3 WESTBROOK CT MOB, LLC,
GAHC3 SNELLVILLE GA MOB, LLC,
GAHC3 NEW LONDON CT MOB, LLC,
each, a Delaware limited liability company

	By:	Griffin-American Healthcare REIT III Holdings,
LP, a Delaware limited partnership,
its Sole Member

		By:	Griffin-American Healthcare REIT III, INC.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[Signature Page to Commitment Increase Agreement]

GAHC3 BATESVILLE MS ALF, LLC,
GAHC3 CLEVELAND MS ALF, LLC,
GAHC3 SPRINGDALE AR ALF, LLC,
each, a Delaware limited liability company

By:	GAHC3 Delta Valley ALF Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT
III, Inc., a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

GAHC3 LONGVIEW TX MEDICAL PLAZA, LLC,
GAHC3 LONGVIEW TX INSTITUTE MOB, LLC,
GAHC3 LONGVIEW TX CSC MOB, LLC,
GAHC3 LONGVIEW TX OCCUPATIONAL MOB, LLC,
GAHC3 LONGVIEW TX OUTPATIENT MOB I, LLC,
GAHC3 LONGVIEW TX OUTPATIENT MOB II, LLC,
GAHC3 MARSHALL TX MOB, LLC,
each, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[Signature Page to Commitment Increase Agreement]

GAHC3 SOUTHGATE KY MOB, LLC,
GAHC3 SOMERVILLE MA MOB, LLC,
GAHC3 MORRISTOWN NJ MOB, LLC,
GAHC3 VERONA NJ MOB, LLC,
GAHC3 BRONX NY MOB, LLC,
each, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

GAHC3 OLYMPIA FIELDS IL MOB, LLC,
GAHC3 COLUMBUS OH MOB, LLC,
GAHC3 MOUNT DORA FL MOB, LLC,
each, a Delaware limited liability company

By:	GAHC3 Mount Olympia MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[Signature Page to Commitment Increase Agreement]

GAHC3 MOORESVILLE NC ALF, LP,
GAHC3 NORTH RALEIGH NC ALF, LP,
GAHC3 WAKE FOREST NC ALF, LP,
GAHC3 CLEMMONS NC ALF, LP,
GAHC3 HUNTERSVILLE NC ALF, LP
GAHC3 MINT HILL NC ALF, LP,
each, a Delaware limited partnership

By:	GAHC3 North Carolina ALF Portfolio GP, LLC,
a Delaware limited liability company, its General Partner

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

GAHC3 DURANGO CO MEDICAL CENTER, LLC,
GAHC3 KELLER TX MOB, LLC,
GAHC3 WHARTON TX MOB, LLC,
GAHC3 FRIENDSWOOD TX MOB, LLC,
each, a Delaware limited liability company

By:	GAHC3 Orange Star Medical Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[Signature Page to Commitment Increase Agreement]

GAHC3 KINGWOOD TX MOB I, LLC,
GAHC3 KINGWOOD TX MOB II, LLC,
each, a Delaware limited liability company

By:	GAHC3 Kingwood MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

GAHC3 WATERLOO IL MOB & IMAGING CENTER, LLC,
GAHC3 WATERLOO IL SURGERY CENTER, LLC,
GAHC3 WATERLOO IL DIALYSIS CENTER, LLC,
each, a Delaware limited liability company

By:	GAHC3 Southern Illinois MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[Signature Page to Commitment Increase Agreement]

GAHC3 95TH NAPERVILLE IL MOB, LLC,
GAHC3 OGDEN NAPERVILLE IL MOB, LLC,
each, a Delaware limited liability company

By:	GAHC3 Naperville MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

GAHC3 OMAHA NE ALF, LLC,
GAHC3 BENNINGTON NE ALF, LLC,
each, a Delaware limited liability company

By:	GAHC3 Nebraska Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[Signature Page to Commitment Increase Agreement]

GAHC3 BRAINTREE MA SNF, LLC,
GAHC3 BRIGHTON MA SNF, LLC,
GAHC3 DUXBURY MA SNF, LLC,
GAHC3 HINGHAM MA SNF, LLC,
GAHC3 WEYMOUTH MA SNF, LLC,
each, a Delaware limited liability company

By:	GAHC3 Fox Grape SNF Portfolio, LLC,
a Delaware limited liability company, its Sole Member

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC3 NORWICH CT MOB I, LLC,
GAHC3 NORWICH CT MOB II, LLC,
each, a Delaware limited liability company

By:	GAHC3 Norwich CT MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[Signature Page to Commitment Increase Agreement]

GAHC3 HOBART IN ALF, LLC,
GAHC3 EKHART IN ILF, LLC,
GAHC3 EKHART IN ALF, LLC,
GAHC3 NILES MI ALF, LLC,
GAHC3 LAPORTE IN ALF, LLC,
each, a Delaware limited liability company

By:	GAHC3 Mountain Crest Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

GAHC3 BOYERTOWN PA ALF, LLC,
GAHC3 YORK PA ALF, LLC,
GAHC3 PALMYRA PA ALF, LLC,
each, a Delaware limited liability company

By:	GAHC3 Pennsylvania Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[Signature Page to Commitment Increase Agreement]

BANK OF AMERICA, N.A., as the Administrative Agent and
the Increasing Lender

By:	/s/ Gary J. Katunas
Name:	Gary J. Katunas
Its:	Senior Vice President

[Signature Page to Commitment Increase Agreement]